UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2007

SOUTHERN CALIFORNIA EDISON COMPANY

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-2313	95-1240335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2244 Walnut Grove Avenue

(P.O. Box 800)

Rosemead, California 91770

(Address of principal executive offices, including zip code)

626-302-1212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report and its exhibit include forward-looking statements. Southern California Edison Company based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Southern California Edison Company. Southern California Edison Company has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Southern California Edison Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and subsequent quarterly reports on Form 10-Q.

Item 2.02 Results of Operations and Financial Condition

On August 9, 2007, Edison International, the corporate parent of Southern California Edison Company, issued a press release reporting its financial results for the quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1. On the same day, members of Edison International’s management spoke to investors via a financial teleconference. The presentation attached as Exhibit 99.2 accompanied management’s comments on the financial teleconference. The information furnished in this Item 2.02 and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

See the Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY (Registrant)

/s/ Linda G. Sullivan
Linda G. Sullivan Vice President and Controller

August 9, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Edison International Press Release dated August 9, 2007 (File No. 1-9936, filed as Exhibit 99.1 to Edison International’s Form 8-K dated August 9, 2007 and filed on August 9, 2007)*
99.2	Edison International Second Quarter 2007 Financial Teleconference dated August 9, 2007 (File No. 1-9936, filed as Exhibit 99.2 to Edison International’s Form 8-K dated August 9, 2007 and filed on August 9, 2007)*

*Incorporated by reference pursuant to Rule 12B-32.